Exhibit 10.17

WARRANT CERTIFICATE

WARRANTS TO PURCHASE SHARES

OF COMMON STOCK OF WORDLOGIC CORPORATION

Certificate No. 010	500,000 Warrants

This Warrant Certificate certifies that MICHAEL O’BRIAN (the “Holder”), is the owner of 500,000 Warrants (subject to adjustment as provided herein), each of which represents the right to subscribe for and purchase from WORDLOGIC CORPORATION, a Nevada corporation (the “Company”), one share of the Common Stock, par value $0.001 per share, of the Company (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the “Common Stock”) at the purchase price (the “Exercise Price”) of US$0.15 per share (subject to adjustment as provided herein). This Warrant Certificate represents only Warrants issued pursuant to a Regulation S Subscription Agreement described above.

These securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:

1.

Exercise Of Warrants.

The Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by surrender of this Warrant Certificate at the principal office of the Company Suite 2400 650 West Georgia St., Vancouver, BC, V6B 4N7, (or such other office or agency of the Company as may be designated by notice in writing to the Holder at the address of such Holder appearing on the on the Reg S Subscription Agreement (the “Address of Record”), with the appropriate form attached hereto duly exercised, at any time within the period beginning on the date hereof and expiring one year from the date hereof. The Warrant Certificate must be accompanied with payment to the Company by certified check, bank draft, money order or wire transfer for the purchase price for such shares. The Company agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased shall be delivered to the Holder promptly and in no event later than ten days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been exercised shall also be delivered to the Holder within such time.

1.1

Current Address. It is the Holder’s responsibility to maintain the accuracy of the Address of Record. The Holder is required to inform the Company in writing of any change to the Address of Record.

1.2

Returned Mail. In the event that the Company sends out the Notice to the Address of Record and the Notice is returned to the Company due to an error with the Address of Record, the warrants will still expire in accordance with the Notice.

2.

Adjustments.

The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

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2.1

Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) subdivide its outstanding shares of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (iii) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) (any one of which actions is herein referred to as an “Adjustment Event”), the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock under this Warrant Certificate) that such Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2A shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

2.2

Adjustment of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2.1, the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

2.3

Statement on Warrant Certificates. The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or in the number of kind of shares purchasable upon the exercise of a Warrant and any Warrant Exercise Price and the same number and kind of shares as are stated in this Warrant Certificate. However, the Company may at the time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof and any Warrant Certificate thereafter issued, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

3.

Reservation And Authorization Of Common Stock

The Company covenants and agrees (A) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof, (b) that during the period the Warrants are valid, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of Common Stock to provide for the exercise of the Warrants represented by this Warrant Certificate, and (c) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed, provided, however, that nothing contained herein shall impose upon the Company any obligation to register the warrants evidenced by this Warrant Certificate or such Common Stock under applicable securities laws except as provided in the Reg S Private Placement Agreement. In the event that any securities of the Company other than the Common Stock are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (A) through (c) of this Section 3 as though such clauses applied, mutatis mutandis to such other securities then issuable upon the exercise the Warrants.

4.

No Voting Rights

This Warrant Certificate shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

5.

Representations And Warranties Of The Holder

The Holder of this Warrant Certificate agrees to be bound by the provisions contained in the Reg S Private Placement Agreement with respect to the limitations, including limitations imposed for Securities Act compliance, on the transfer of the Warrants and the shares of Common Stock or other securities issuable upon exercise of the Warrants. In addition, the Holder certifies that the Holder is not a U.S. person and is not acquiring the Common Stock for the account or benefit of any U.S. person. The Holder agrees not to engage in hedging transactions with regard to the Common Stock unless in compliance with the Securities Act. The Company shall refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

6.

Legending Of Common Stock

The Holder also acknowledges and understands that upon exercise, the certificates representing the Common Stock will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

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“The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Act”), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Act.”

The Holder hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Agreement.

7.

Warrants Non-Transferable

This Warrant Certificate and the Warrants it evidences are non-transferable, in whole or in part.

8.

Closing Of Books

The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock or other securities issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of the Warrants.

9.

Warrants Exchangeable, Loss, Theft

This Warrant Certificate is exchangeable, upon the surrender hereof of any Holder at the office or agency of he Company referred to in Section 1, for new Warrant Certificates of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe and purchase such number of shares of Common Stock as shall be designated by said holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation, upon surrender or cancellation of this Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

10.

Mergers, Consolidations, Etc.

A. If the Company shall merge or consolidate with another corporation, the holder of this Warrant shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

B. In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than elimination or par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for elsewhere herein), but including any reclassification of the shares of Common stock into two or more classes or series of shares) or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination (which is provided for elsewhere herein), but including any reclassification of the shares of Common Stock this Warrant shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).

11.

Rights And Obligations Survive Exercise Of Warrants

The rights and obligations of the Company, of the Holder, and of the holders of shares of Common Stock or other securities issued upon exercise of the Warrants, contained in Sections 5, 6 and 8 of this Warrant Certificate shall survive the exercise of the Warrants.

Dated: March 29, 2010

Wordlogic Corporation

Per: /s/ Frank Evanshen

Frank Evanshen, President

Exhibit A to Warrant Certificate

SUBSCRIPTION AGREEMENT

(To be executed upon exercise of the Warrant)

Date: _______________________

To: WORDLOGIC CORPORATION

The undersigned (“Subscriber”), pursuant to the provisions set forth in the attached Warrant Certificate, hereby agrees to subscribe for and purchase                            shares (the “Shares”) of the Common Stock covered by such Warrant Certificate, and tenders payment herewith in full thereof at the price per shares provided by such Warrant Certificate.

The Subscriber certifies that:

(a)

the Subscriber is not a US person and is not acquiring the securities for the account or benefit of any US person; or

(b)

the Subscriber is a US person who purchased securities in a transaction that did not require registration under the US Securities Act.

If you agree that the terms described above correctly reflect our agreement, please sign this letter below and return it to me.

Yours truly,

_______________________________

Signature of Subscriber

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Name of Subscriber

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____________________________________________________

____________________________________________________

Address of Subscriber

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Phone number of Subscriber

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Fax number of Subscriber

____________________________________________________

Email Address of Subscriber

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